Supplement to the John Hancock Declaration Funds
             Statement of Additional Information dated July 1, 2000

John Hancock V.A. Financial Industries Fund

Shareholders of record on September 12, 2000 will be asked to eliminate the investment restriction requiring the V.A. Financial Industries Fund to invest more than 25% of its assets in the banking industry. If this change is approved by shareholders, the Fund's fundamental investment restriction on industry concentration on page 34 will be substantially as follows:

7. The Fund may not purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment; except that the Fund will ordinarily invest more than 25% of its assets in the financial services sector. This limitation does not apply to investments in obligations of the U.S. government or any of its agencies, instrumentalities or authorities.


September 13, 2000
SAI 9/00